SCHEDULE 14A
(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

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☐	Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

Mace Security International, Inc.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

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1000 Crawford Place, Suite 400 Mt. Laurel, New Jersey 08054 (856) 778-2300
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
Date: December 8, 2006
Time: 11:00 AM, Eastern Time
Location:
Las Olas City Centre
401 East Las Olas Blvd.
Ft. Lauderdale, Florida 33301
To Mace Security International, Inc. Stockholders:
We invite you to attend our 2006 Annual Meeting of Stockholders. At this meeting, you and the other stockholders will be able to vote on the following proposal, together with any other business that may properly come before the meeting:
Election of five directors to the Board of Directors for one-year terms. The Board has nominated for election Louis D. Paolino, Jr., Mark S. Alsentzer, Constantine N. Papadakis, Ph.D., Matthew J. Paolino, and Burton Segal.
You may vote on this proposal in person by attending the Annual Meeting or by proxy. The attached proxy statement provides details on voting by proxy. If you cannot attend the Annual Meeting, we urge you to complete and return the enclosed proxy promptly in the enclosed self-addressed stamped envelope so that your shares will be represented and voted at the Annual Meeting in accordance with your instructions. Of course, if you attend the Annual Meeting, you may withdraw your proxy and vote your shares.
Only stockholders of record at the close of business on October 27, 2006 can vote at the Annual Meeting and any adjournment or postponement of the Annual Meeting.

By Order of the Board of Directors,

/s/ Robert M Kramer

Mt. Laurel, New Jersey	Robert M. Kramer
October 31, 2006	Secretary

1000 Crawford Place, Suite 400 Mt. Laurel, New Jersey 08054 (856) 778-2300

PROXY STATEMENT

INTRODUCTION
The Board of Directors is soliciting proxies to be used at the 2006 Annual Meeting of Stockholders of Mace Security International, Inc. (“Mace” or the “Company”) to be held on Friday, December 8, 2006 at 11:00 AM, Eastern Time, at the Las Olas City Centre, 401 East Las Olas Blvd., Ft. Lauderdale, Florida 33301. Mace will begin mailing this proxy statement and the enclosed form of proxy on or about November 2, 2006 to its stockholders entitled to vote at the Annual Meeting.
The Board of Directors is soliciting your proxy to encourage you to vote on the proposal at the Annual Meeting and to obtain your support for the proposal. You are invited to attend the Annual Meeting and vote your shares directly. If you do not attend, you may vote by proxy, which allows you to direct another person to vote your shares at the Annual Meeting on your behalf, using the accompanying proxy card. Even if you plan to attend the Annual Meeting, it is a good idea to complete, sign and return the proxy card in case your plans change. You can always vote in person at the Annual Meeting, even if you have already returned the proxy card.
About This Proxy Solicitation
This proxy solicitation has two parts: the proxy card and this proxy statement.
The Proxy Card The proxy card permits you to vote by proxy, whether or not you attend the Annual Meeting. When you sign the proxy card, you appoint certain individuals as your representatives at the Annual Meeting. They will vote your shares of Mace common stock at the Annual Meeting as you have instructed on the proxy card. If a proposal comes up for a vote that is not on the proxy card, they will vote your shares as they deem appropriate.
This Proxy Statement This proxy statement contains important information for you to consider when deciding how to vote on the proposal. Please read it carefully. It is divided into four sections following this Introduction:
     Mace will bear the cost for soliciting these proxies. Mace’s directors, officers and employees may solicit proxies, but will receive no special compensation for any solicitation activities. In addition to use of the mails, proxies may be solicited in person, by telephone, facsimile or by other means. Mace will reimburse brokers, nominees, custodians and fiduciaries for their reasonable out-of-pocket expenses in forwarding proxy materials to the beneficial owners of Mace common stock.

About the Annual Meeting
When And Where Mace will hold the Annual Meeting on Friday, December 8, 2006, at 11:00 AM, Eastern Time, at the Las Olas City Centre, 401 East Las Olas Blvd., Ft. Lauderdale Florida, 33301.
Record Date The Board has fixed the close of business on October 27, 2006 as the record date for the Annual Meeting. All stockholders of record at that time are entitled to notice of and are entitled to vote in person or by proxy at the Annual Meeting.
Quorum Requirement Mace’s bylaws require that a majority of outstanding shares of Mace common stock must be represented at the Annual Meeting, whether in person or by proxy, constituting a quorum in order to transact business. Abstentions and broker non-votes will be counted in determining whether there is a quorum at the Annual Meeting.
The Proposal Stockholders will vote on the election of five directors at the Annual Meeting.
Other Matters There were no stockholder proposals submitted for the Annual Meeting. Neither Mace nor its Board intend to bring any other matters before the Annual Meeting. The Board has no present knowledge that any other matters will be presented by others for action at the Annual Meeting. However, if other matters requiring the vote of the stockholders properly come before the Annual Meeting, which under applicable proxy regulations need not be included in this proxy statement, or which the Board did not know would be presented at least 45 days before this solicitation, the persons named in the enclosed proxy will have discretionary authority to vote the proxies held by them with respect to such matters in accordance with their best judgment on such matters.
Presence of Independent Registered Public Accountants Representatives of Grant Thornton LLP, Mace’s independent registered public accounting firm, will be present at the Annual Meeting. They will have the opportunity to make a statement at the Annual Meeting, if they choose, and they are expected to be available to respond to stockholder questions.
The Stockholders As of the record date of October 27, 2006 there were 15,275,382 shares of Mace common stock issued and outstanding. A complete list of stockholders entitled to vote at the Annual Meeting will be available for inspection by any stockholder for any purpose relating to the Annual Meeting for ten days prior to the meeting during ordinary business hours at Mace’s headquarters located at 1000 Crawford Place, Suite 400, Mt. Laurel, New Jersey 08054.

Voting at the Annual Meeting
You are entitled to one vote for each share of Mace common stock that you owned of record at the close of business on October 27, 2006. The presence, in person or by proxy, of the holders of a majority of shares of common stock issued and outstanding and entitled to vote at the Annual Meeting is necessary to constitute a quorum. Abstentions are counted as “shares present” at the meeting for purposes of determining whether a quorum exists. Abstentions have the effect of a vote “against” any matter to which they are specified. Proxies submitted by brokers that do not indicate a vote for some or all of the proposals because they do not have discretionary voting authority and have not received instructions as to how to vote on those proposals (so-called “broker non-votes”) are considered “shares present” at the meeting for purposes of determining whether a quorum exists. Broker non-votes will not affect the outcome of the vote on any matter unless the matter requires the affirmative vote of a majority of the outstanding shares and in such case will have the effect of a vote “against” that matter.
The five nominees for director receiving the highest number of affirmative votes shall be elected as directors. Stockholders do not have the right to cumulate their votes in the election of directors.
How To Vote Your Shares
     You may vote in one of two ways:
•	return your completed, signed and dated proxy card before the Annual Meeting; or

•	cast a written ballot in person at the Annual Meeting (you will need a legal proxy from your stockbroker if you hold your shares in street name).
Voting By Proxy The proxy card has simple instructions. By returning a completed proxy card before the Annual Meeting, you will direct the appointed persons (known as “proxies”) to vote your shares at the Annual Meeting in accordance with your instructions. Gregory M. Krzemien and Robert M. Kramer will serve as your proxies for the Annual Meeting. If you complete the entire proxy card except for the voting instructions, then the proxies will vote your shares for the election of the nominated directors. If any nominee for election to the Board is unable to serve, which is not anticipated, then the designated proxies will vote your shares for any substitute nominee chosen by the Board. If any other matters properly come before the Annual Meeting, then the designated proxies will vote your shares in their discretion on such matters.
How To Revoke Your Proxy You may revoke your proxy at any time before it is exercised at the Annual Meeting by any of the following means:
•	notifying Mace’s Secretary in writing (notice to be sent to Mace’s executive offices, the address for which is located on the first page of this proxy statement);

•	submitting another proxy card with a later date; or

•	attending the Annual Meeting and voting by written ballot (mere attendance at the Annual Meeting will not by itself revoke your proxy).
Only the record owner of your shares can vote your shares or revoke a proxy the record owner has given. If your shares are in street name, you will not be able to revoke the proxy sign given by the street name holder.

THE PROPOSAL
Proposal — Election of Directors
Election of five directors to the Board of Directors for one-year terms and until their respective successors are duly elected and qualified.

Nominees
Louis D. Paolino, Jr.		Constantine N. Papadakis, Ph.D.
Mark S. Alsentzer		Matthew J. Paolino
Burton Segal
About the Nominees
Louis D. Paolino, Jr., Mark S. Alsentzer, Constantine N. Papadakis, Ph.D., Matthew J. Paolino, and Burton Segal currently serve on the Board of Directors. Each nominee indicated that he will serve on the Board, if elected. Biographical information for each nominee appears below.

Louis D. Paolino, Jr.
Age:	50
Director Since:	May 24, 1999
Principal Occupation:
May 24, 1999-Present	President and Chief Executive Officer of Mace

July 1, 1999-Present	Chairman of the Board of Mace

Recent Business Experience:
June 1996-December 1998	Chairman of the Board, President and Chief Executive Officer of
Eastern Environmental Services, Inc. (a waste management company)

Mark S. Alsentzer
Age:	51
Director Since:	December 15, 1999
Principal Occupation:
January 2006-Present	Chief Executive Officer and Director of Pure Earth, Inc.

Recent Business Experience:
December 1996- October 2005	Director, US Plastic Lumber Corporation (a plastic lumber and recycling company)

December 1996- July 2004	President and Chief Executive Officer of U.S. Plastic Lumber
Corporation (a plastic lumber and recycling company)

1992-December 1996	Vice President of Republic Environmental System, Inc. (an environmental services company)

Other Directorships:	Pure Earth, Inc.

Involvement in Certain Legal
Proceedings:	On July 23, 2004, U.S. Plastic Lumber Corporation filed a voluntary petition under Chapter 11 of the United States Bankruptcy Code. At the time of the Chapter 11 filing, Mark S. Alsentzer, a director of Mace, was Chairman, President and Chief Executive Officer of U.S. Plastic Lumber Corporation. Mr. Alsentzer is no longer Chairman, a director,

President or Chief Executive Officer of U.S. Plastic Lumber Corporation.
Constantine N. Papadakis, Ph.D.
Age:	60
Director Since:	May 24, 1999
Principal Occupation:
1995-Present	President of Drexel University
Recent Business Experience:
1986-1995	Dean of the College of Engineering at the University of Cincinnati

Other Directorships:	Amkor Technologies, Inc., Aqua America, Inc., CDI, Inc., Met-Pro Corporation, The Philadelphia Stock Exchange, Sovereign Bank, the Judicial Council of the Supreme Court of Pennsylvania, the Opera Company of Philadelphia.

Matthew J. Paolino
Age:	42
Director Since:	July 1, 1999
Principal Occupation:
July 1, 1999-Present	Vice President of Risk Management and Asset Management of Mace

1994-Present	President of Premier Concrete, Inc. (a general contractor)
Recent Business Experience:
1996-December 1998	Vice President of Risk Management, Asset Management and Special Waste
Divisions of Eastern Environmental Services, Inc. (a waste management company)

Other Information:	Mr. Paolino is the brother of Louis D. Paolino, Jr., Mace’s Chairman of the Board, President and Chief Executive Officer

Burton Segal
Age:	63

Director Since:	October 22, 2003

Principal Occupation:
1973-Present	Principal in the accounting firm of Segal, Brint & Company, LLC, Certified
Public Accountants
The Board of Directors recommends that you vote FOR the election of Louis D. Paolino, Jr., Mark S. Alsentzer, Constantine N. Papadakis, Ph.D., Matthew J. Paolino, and Burton Segal to Mace’s Board.

ABOUT THE BOARD OF DIRECTORS AND EXECUTIVE OFFICERS
About the Board and its Committees
Mace’s Board is currently comprised of five directors: Louis D. Paolino, Jr., Mark S. Alsentzer, Constantine N. Papadakis, Ph.D., Matthew J. Paolino, and Burton Segal. Each director position is elected annually for a one-year term.
Mace has Corporate Governance Guidelines, which were adopted by the Board and provide that a majority of the Company’s directors should be independent, as established by the rules of the NASDAQ Global Market, and set forth other corporate governance requirements. The Board has determined that Messrs. Segal and Alsentzer and Dr. Papadakis are independent under these rules. In addition, all of the Audit Committee members are independent under the Audit Committee independence standards established by the NASDAQ Global Market and the rules promulgated by the SEC. The Board has an Audit Committee, a Compensation Committee, a Nominating Committee and an Ethics and Corporate Governance Committee. All of the committees of the Board are governed by a charter and such charters, along with the Company’s Corporate Governance Guidelines, are posted on the Company’s website at www.mace.com. In addition, the Audit Committee Charter was included as Appendix B to our definitive 2003 Proxy Statement filed with the SEC on November 18, 2003.
Mace’s Board held six formal meetings, including four meetings of the independent directors, during 2005. During 2005, all directors attended at least 86% of the aggregate of Mace’s Board meetings and the meetings of the committees of the Board on which they served. All members of the Audit Committee, Compensation Committee, Nominating Committee, and the Ethics and Corporate Governance Committee are independent directors within the meaning of the rules of the NASDAQ Global Market. In addition to meeting as members of committees, the independent directors held formal meetings in 2005 as independent directors. The Board has determined that Burton Segal is an Audit Committee financial expert as defined in the rules and regulations of the SEC and is “financially sophisticated” for the purposes of the rules of the NASDAQ Global Market. The following chart describes the composition and functions of the Board committees.
BOARD COMMITTEES

		No. of Meetings
Committee	Members	Held in 2005	Functions
			• Selection of independent registered public accounting firm.
Audit	Burton Segal* Mark S. Alsentzer Constantine N. Papadakis, Ph.D.	11	• Confers with independent registered public accounting firm and internal personnel on the scope of registered public accounting firm’examinations.
			• Reviews internal controls and procedures.
			• Reviews related party transactions.

Compensation	Burton Segal	3	• Annually reviews CEO compensation and performance.
	Mark S. Alsentzer		• Annually establishes goals for CEO.
	Constantine N. Papadakis, Ph.D.*		• Annually reviews COO and CFO compensation.
			• Annually approves compensation for CEO, COO and CFO.
			• Review and determine Director compensation.
			• Hire compensation consultants.
			• Recommends executive compensation to the Board.
			• Administers Mace’s Nonqualified Stock Option Plan.
			• Administers Mace’s 1999 Stock Option Plan.
			• Administers director compensation.

Nominating	Burton Segal Mark S. Alsentzer*	1	• Develop and recommend to the Board criteria for the selection of new directors to the Board.
	Constantine N. Papadakis, Ph.D.		• Seek candidates to fill vacancies in the Board.
			• Retain and terminate a search firm to be used to identify director candidates.
			• Recommend to the Board a process for evaluating the performance of the Board.
			• Recommend to the Board nominees for election as directors at the annual meeting of shareholders.
			• Recommend to the Board nominees for appointment to committees of the Board.

Ethics and Corporate Governance	Burton Segal* Mark S. Alsentzer Constantine N. Papadakis, Ph.D.	—	• Recommends to the Board changes to the Company’s Code of Ethics and Business Conduct, Insider Trading Policy and Corporate Disclosure Policy.
• Monitors employee compliance with the Code of Ethics and Business Conduct Policy, Insider Trading Policy and Corporate Disclosure Policy.
• Reviews along with the Audit Committee allegations of wrongdoing concerning directors and the Chief Executive Officer.

•     Recommends to the Board concerning responses to inquiries by regulatory authorities relating to the Company’s Code of Ethics and Business Conduct, Insider Trading Policy and Corporate Disclosure Policy.

*	Designates Chairman of Committee
Nominating Committee Policies
The Nominating Committee considers candidates for Board membership suggested by its members, other Board members and management. The Nominating Committee has authority to retain a search firm to assist in the identification of director candidates. In selecting nominees for director, the Nominating Committee considers a number of factors, including, but not limited to:
•	whether a candidate has demonstrated business and industry experience that is relevant to the Company, including recent experience at the senior management level (preferably as chief executive officer or in a similar position) of a company as large or larger that the Company;

•	the candidate’s ability to meet the suitability requirements of all relevant regulatory agencies;

•	the candidate’s ability to represent interests of the stockholders;

•	the candidate’s independence from management and freedom from potential conflicts of interest with the Company;

•	the candidate’s financial literacy, including whether the candidate will meet the audit committee membership standards set forth in the rules of the NASDAQ Global Market;

•	whether a candidate is widely recognized for his or her reputation, integrity, judgment, skill, leadership ability, honesty and moral values;

•	the candidate’s ability to work constructively with the Company’s management and other directors; and

•	the candidate’s availability, including the number of other boards on which the candidate serves, and his or her ability to dedicate sufficient time and energy to his or her board duties.
During the process of considering a potential nominee, the Committee may request additional information concerning, or an interview with, the potential nominee. Pursuant to our Corporate Governance Guidelines, no director may be nominated to a new term if he or she would be age 70 or older at the time of election.
The Nominating Committee will also consider recommendations by stockholders of nominees for directors to be elected at the Company’s annual meeting of stockholders, if they are received on or before September 1 of the year of the meeting. In evaluating nominations received from stockholders, the Committee will apply the same criteria and follow the same process used to evaluate candidates recommended by members of the Nominating Committee. Stockholders wishing to recommend a nominee for director are to submit such nomination in writing, along with any other supporting materials the stockholder deems appropriate, to the Secretary of the Company at the Company’s headquarters at 1000 Crawford Place, Suite 400, Mt. Laurel, New Jersey 08054.

Stockholder Access Policy
Stockholders who wish to communicate with directors should do so by writing to the Company’s Secretary, Robert M. Kramer, at the Company’s headquarters at 1000 Crawford Place, Suite 400, Mt. Laurel, New Jersey 08054. The Secretary of the Company reviews all such correspondence and regularly forwards to the Board a summary of all such correspondence and copies of all correspondence that, in the opinion of the Secretary, deals with the functions of the Board or Board committees or that he otherwise determines requires their attention. Directors may at any time review all correspondence received by the Company that is addressed to members of the Board and request copies of any such correspondence. Concerns relating to accounting, internal controls or auditing matters will be brought to the attention of the Company’s Audit Committee.
Director Attendance at Annual Meetings
The Company encourages all of its directors to attend the Company’s Annual Meeting of Stockholders. Last year, four directors attended the Company’s 2005 annual meeting of stockholders.
Director Compensation
Prior to June 30, 2004, Mace did not pay fees to directors, but paid non-employee directors reasonable travel and out-of-pocket expenses relating to their attendance at meetings. On June 29, 2004, the Independent Directors approved a compensation package for the Independent Directors consisting of (a) an annual fee of $4,000, prorated for partial years of service, (b) a $750 fee for in-person attendance at each Board meeting, and (c) a $300 fee for in-person attendance at each committee meeting. On October 6, 2005, the Independent Directors approved an update to the Independent Directors compensation consisting of an annual fee of $10,000 for 2006 services, prorated for partial years of service, and a $1,000 per day meeting fee for physical attendance at Board of Director and related Committee meetings.
On October 31, 2005, Mace’s directors, Louis D. Paolino, Jr., Matthew J. Paolino, Mark S. Alsentzer, Burton Segal, and Constantine N. Papadakis, Ph.D., were each granted options to purchase 15,000 shares of Mace common stock at $2.64 per share for their service on the Board of Directors in 2005.
All of the above grants were made under the 1999 Stock Option Plan.
Executive Officers and Directors
Set forth below is certain information concerning the executive officers and directors of Mace.

Name	Age	Position
Louis D. Paolino, Jr.	50	Chairman of the Board, President, and Chief Executive Officer
Robert M. Kramer	54	Executive Vice President, General Counsel, and Secretary
Gregory M. Krzemien	47	Chief Financial Officer and Treasurer
Ronald R. Pirollo	47	Chief Accounting Officer, Vice President and Corporate Controller
Matthew J. Paolino	42	Director and Vice President
Mark S. Alsentzer	51	Director
Burton Segal	63	Director
Constantine N. Papadakis, Ph.D.	60	Director
Compensation of Certain Executive Officers
The following table provides summary information concerning cash and certain other compensation paid or accrued by Mace to or on behalf of Mace’s Chief Executive Officer and each of the other most highly compensated executive officers of Mace whose compensation exceeded $100,000 (the “Named Executive Officers”) for the three years ended December 31, 2005.

SUMMARY COMPENSATION TABLE(1)

				Long-Term
				Compensation
				Awards
	Fiscal Year			Securities
NAME AND	ended	Annual Compensation		Underlying
PRINCIPAL POSITIONS	December 31,	Salary	Bonus	Options
Louis D. Paolino, Jr.	2005	$400,000	—	15,000
Chairman of the Board,	2004	$400,000	$200,000	732,182
President and Chief	2003	$346,769	—	150,000
Executive Officer

Robert M. Kramer	2005	$210,000	—	—
Executive Vice President,	2004	$163,438	—	112,500
Chief Operating Officer of the	2003	$155,692	—	150,000
Car and Truck Wash Segment, General Counsel and Secretary

Gregory M. Krzemien	2005	$200,000	—	—
Chief Financial Officer	2004	$144,485	—	50,000
and Treasurer	2003	$135,492	—	150,000

Ronald R. Pirollo	2005	$164,123	—	—
Chief Accounting Officer	2004	$130,137		25,000
and Corporate Controller	2003	$118,427		100,000

(1)	The columns captioned “Annual Compensation — Other Annual Compensation,” “Long-Term Compensation — Restricted Stock Awards,” Long-Term Compensation-LTIP Payouts, and “All Other Compensation” have been omitted because none of the Named Executive Officers received other annual compensation except for Mr. Paolino who receives a car at a lease cost of $1,500 per month. Additionally, the Company paid legal fees in 2004 to Mr. Paolino’s attorney of approximately $38,800 which were incurred in connection with Mr. Paolino’s obligation to file Forms 4 and Schedules D in connection with his ownership of the Company’s common stock. During the Company’s fiscal year ended December 31, 2005 and the first nine months ending September 30, 2006, Louis D. Paolino, Jr. purchased approximately $44,500 and $40,800, respectively of the Company’s products at a discount from the prices charged to distributors. The total of the discount given to Mr. Paolino in the Company’s fiscal year ended December 31, 2005 and the first nine months ending September 30, 2006 was approximately $18,200 and $5,200, respectively. The Company (i) granted no restricted stock awards, and (ii) maintained no long-term incentive plan for any of the Named Executive Officers, in each case during the three fiscal years ended December 31, 2005. Additionally, the Company has not issued any stock appreciation rights (SARs) in any of the past three years.
Equity Compensation Plan Information
Stock options are issued under the 1999 Stock Option Plan at the discretion of the Compensation Committee to employees at an exercise price of no less than the then current market price of the common stock and generally expire ten years from the date of grant. Allocation of available options and vesting schedules are at the discretion of the Compensation Committee and are determined by potential contribution to, or impact upon, the overall performance of the Company by the executives and employees. Stock options are also issued to members of the Board of Directors at the discretion of the Compensation Committee. These options may have similar terms as those issued to officers or may vest immediately. The purpose of the 1999 Stock Option Plan, which has been approved by the stockholders of the Company, is to provide a means of performance-based compensation in order to provide incentive for the Company’s employees. Warrants have been issued in connection with the sale of the shares of the Company’s stock, the purchase and sale of certain businesses and to a director. The terms of the warrants have been established by the Board of Directors of the Company. Certain of the warrants have been approved by stockholders.

The following table sets forth certain information regarding the Company’s Stock Option Plan and warrants as of December 31, 2005.

(c)
Number of securities
	(a)	(b)	remaining available for
	Number of securities to	Weighted average	future issuance under
	be issued upon exercise	exercise price of	equity compensation plans
	of outstanding options,	outstanding options,	(excluding securities
Plan Category	warrants and rights	warrants and rights	reflected in column (a))
Equity compensation plans approved by stockholders	3,108,682	$4.00	3,984,382

Equity compensation plans not approved by stockholders	433,000	$8.02	N/A
Option Grants in Last Fiscal Year
The following table sets forth certain information concerning individual grants of stock options to the Named Executive Officers during the fiscal year ended December 31, 2005.
OPTION GRANTS IN LAST FISCAL YEAR (1)
(Individual Grants)

% of Total
	Number of	Options			Potential Realizable
	Securities	Granted to			Value at Assumed
	Underlying	Employees	Exercise		Rates of Stock Price
	Options	in Fiscal	Price Per	Expiration	Appreciation for
Name	Granted (#)	Year (1)	Share($)	Date	Option Term
					5%	10%
Louis D. Paolino, Jr.	15,000	5.0%	$2.64	10/31/15	$24,900	$63,150

(1)	The Company granted options to employees and directors to purchase a total 300,000 shares of common stock during the fiscal year ended December 31, 2005. All of these grants were made at exercise prices equal to the fair market value of the common stock at the date of grant.
Aggregated Option Exercises in Last Fiscal Year
The following table sets forth certain information regarding stock options held by the Named Executive Officers during the fiscal year ended December 31, 2005, including the number and value of exercisable and unexercisable stock options as of December 31, 2005. No options were exercised by any of the Named Executive Officers during the fiscal year ended December 31, 2005. In-the-money options are those for which the fair market value of the underlying securities exceeds the exercise price of the option. The closing transaction price of the Company’s common stock on December 31, 2005 was $2.47 per share.

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND YEAR-END OPTION VALUES

			Value of Unexercised
	Number of Securities		In-the-money
	Underlying Unexercised Options/SARs		Options/SARs at Fiscal Year End
	at Fiscal Year End 2005		2005
Name	Exercisable	Unexercisable	Exercisable	Unexercisable
Louis D. Paolino, Jr.	989,682	—	$182,215	$—
Gregory M. Krzemien	350,000	—	$231,375	$—
Robert M. Kramer	455,000	—	$231,375	$—
Ronald R. Pirollo	200,000	—	$112,500	$—
Employment Agreements
Louis D. Paolino, Jr., Employment Agreement
Mace currently employs Louis D. Paolino, Jr., as its President and Chief Executive Officer under a three-year employment agreement dated August 21, 2006. The Company obtained a Compensation Study from a third party consulting firm prior to entering into the Employment Agreement. The principal terms of the employment agreement, which expire on August 21, 2009, include:
(i)	an annual salary of $450,000;

(ii)	three separate option grants for common stock under Mace’s 1999 Stock Option Plan at an exercise price equal to the close of market on the date of grant. The first grant issued on August 21, 2006 was an option exercisable into 450,000 shares of common stock, the second option grant (“Second Grant”) is to be awarded within five days of the first yearly anniversary date of the employment agreement and the third option grant (“Third Grant”) is to be awarded within the five days of the second yearly anniversary date of the employment agreement. The amount of shares of the Second Grant and Third Grant (“Option Shares”) shall be exercisable into is to be determined by the Company’s Compensation Committee, based on a then current compensation study of the Chief Executive Officer position. The amount of Option Shares, at time of grant, plus $450,000 annual compensation paid to Mr. Paolino equals no less then the “market consensus total direct compensation”, amount paid by the comparable companies to their chief executive officers, as set forth in the compensation study to be obtained by the Compensation Committee. The options with respect to each of the grants shall be fully vested on the date of the grant;

(iii)	a bonus of (a) one percent (1%) of the sales price of any car washes sold (excepting only two car washes, one of which has been sold as of the date of this Proxy); and (b) three percent (3%) of the purchase or sales price of any other business sold or purchased, the three percent (3%) amount to be reduced by the amount of any fee paid to an investment banker hired by the Company where the investment banker located the transaction and conducted all negotiations, and no deduction will be made for a fee paid to any investment banker for a fairness opinion or other valuation;

(iv)	a payment of 2.99 times Mr. Paolino’s average total compensation (base salary plus any bonuses plus the value of any option award, valued using the Black Scholes method) over the past five years, upon termination of employment under certain conditions or upon a change in control. If Mr. Paolino receives the change of control bonus, his employment agreement can then be terminated without an additional payment;

(v)	provision for Company standard medical and other employee benefits;

(vi)	a car at a lease cost of $1,500 per month; and

(vii)	prohibition against competing with the Company during employment and for a three-month period following a termination of employment.

Other Executive Employment Agreements
The primary terms of the employment agreements for Robert M. Kramer, Gregory M. Krzemien, and Ronald R. Pirollo expired on March 26, 2003. Messrs. Kramer and Krzemien are working on a month-to-month, at-will basis under the provisions of their employment agreements. Mr. Pirollo or the Company may terminate Mr. Pirollo’s employment at any time. The table below discloses the current salary for these executive officers.

		Current
Name	Office	Annual Salary
Robert M. Kramer	Chief Operating Officer of the Car	$210,000
	and Truck Wash Segment,Executive
	Vice President, General Counsel
	and Secretary

Gregory M. Krzemien	Chief Financial Officer	$200,000
	and Treasurer

Ronald R. Pirollo	Chief Accounting Officer	$160,000
	and Corporate Controller
Biographical Information for Non-Director Executive Officers
Set forth below is certain biographical information about the executive officers of Mace who are not nominees to the Board:

Robert M. Kramer
Age:	54
Principal Occupation:
May 24, 1999-Present	Executive Vice President, General Counsel and Secretary of Mace

Recent Business Experience:
1989-August 2000	Sole shareholder of Robert M. Kramer & Associates, P.C.
June 1996-December 1998	Executive Vice President, General Counsel, and Secretary of Eastern
Environmental Services, Inc. (a waste management company)

Gregory M. Krzemien
Age:	47
Principal Occupation:
May 24, 1999-Present	Chief Financial Officer and Treasurer of Mace
Recent Business Experience:
August 1992-December 1998	Chief Financial Officer and Treasurer of Eastern Environmental Services, Inc.

Ronald R. Pirollo
Age:	47
Principal Occupation:
July 1, 1999-Present	Chief Accounting Officer, Vice President and Controller of Mace
Recent Business Experience:
July 1997-December 1998	Controller of Eastern Environmental Services, Inc.

Section 16(a) Beneficial Ownership Reporting Compliance
Section 16(a) of the Exchange Act requires Mace’s directors and executive officers, as well as persons beneficially owning more than 10% of Mace’s outstanding shares of common stock and certain other holders of such shares (collectively, “Covered Persons”), to file with the Commission and the Nasdaq Stock Market (the “Nasdaq”), within specified time periods, initial reports of ownership, and subsequent reports of changes in ownership, of common stock and other equity securities of Mace. Based upon Mace’s review of copies of such reports furnished to it and upon representations of Covered Persons that no other reports were required, to Mace’s knowledge, all of the Section 16(a) filings required to be made by the Covered Persons with respect to 2005 were made on a timely basis.
Compensation Committee Interlocks and Insider Participation
The Compensation Committee of the Company’s Board of Directors consisted of directors Burton Segal, Mark Alsentzer, and Constantine N. Papadakis, Ph.D. No executive officer of Mace served as a director or compensation committee member of any entity of which Messrs. Segal, Alsentzer or Papadakis was an executive officer or director.
Compensation Committee Report on Executive Compensation
The Compensation Committee of the Company’s Board of Directors consists of directors Burton Segal, Mark Alentzer, and Constantine N. Papadakis, Ph.D, all of whom the Board has determined are independent pursuant to the NASD’s Nasdaq Global Market Marketplace Rules. This report shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Securities Exchange Act of 1934, as amended (the “Exchange Act”), by virtue of any general statement in such filing incorporating this Form 10-K by reference, except to the extent that the Company specifically incorporates the information contained in this section by reference, and shall not otherwise be deemed filed under either the Securities Act or the Exchange Act.
General. The Committee is responsible for matters related to compensation, including compensation policy and the review and approval, or recommendation to the Board for approval, of salaries, bonus and other compensation of the Company’s officers. The Company’s compensation policies for executives are intended to further the interests of the Company and its stockholders by encouraging growth of its business through securing, retaining, and motivating management employees of high caliber who possess the skills necessary for the development and growth of the Company.
Components of Executive Compensation
The Company’s current compensation package consists of three components: base salaries, bonuses and stock options. Together, these elements comprise total compensation value. In determining specific levels of compensation for the Company’s executives, the Committee considers the achievement of corporate and individual goals, financial performance of the Company, recommendations of management and benchmarks provided by comparative data of peer companies. The Committee seeks to ensure that the appropriate relationship exists between executive compensation and corporate performance. In addition, the total compensation paid to the Company’s executive officers is influenced significantly by the need (i) to attract management employees with a high level of expertise, and (ii) to motivate and retain key executives for the long-term success of the Company and its stockholders.
Base Compensation. In setting and adjusting base salary levels for each individual executive, the Compensation Committee considers factors such as the executive’s scope of responsibility, the executive’s performance, the performance of the Company, future potential and benchmarks of comparable positions at other companies. In making salary decisions, the Compensation Committee exercises subjective judgment using no specific weights for the previously discussed factors. In setting 2004 base salaries of executives other than the Chief Executive Officer, the Committee has attempted to keep base salaries as low as possible while still retaining its executives. Comparative data provided by Amper, Politziner and Mattia, P.C. reflects that base cash compensation levels are near the 25th percentile of peer companies surveyed for Mr. Kramer, Mr. Krzemien and Mr. Pirollo. Peer companies included companies providing consumer services on a national basis. For 2005, the Committee maintained the same annual base salary levels for its executives as in 2004. In reviewing the base salaries of the Company’s executive officers for 2005, the Committee considered the individual performance of each executive, the Company’s financial performance in 2005, management’s efforts to maximize operating profits from its Car and Truck Wash Segment, the Company’s goal to sell its car and truck washes, the continuing growth of its Security Segment, and keeping the Company’s overhead as low as possible.

Stock Options. The Company grants stock options to its executive management under its 1999 employee stock option plan. Option grants are intended to offer significant returns if the Company is successful and, therefore, create significant incentives to devote the effort called for in order to implement the Company’s strategic plan. The Compensation Committee believes that executives’ interests are directly tied to enhanced stockholder value. Thus, stock options are used to provide the executive management team with a strong incentive to perform in a manner that should result in the long-term success of the Company. The Compensation Committee authorized and granted stock options for Mr. Kramer, Mr. Krzemien and Mr. Pirollo on March 1, 2006 as incentive compensation for their 2005 performance in the respective amounts of 75,000, 60,000 and 25,000. All awarded options had an exercise price of $2.40, the close of market on March 1, 2006. The options were issued on March 23, 2006. The options awarded to the Executive Officers vest one third upon issuance, one third twelve months from issuance and one third twenty-four months from issuance.
Performance Bonuses. The Company maintains the option to supplement base compensation with awards of performance bonuses in the form of cash to reward efforts undertaken by its key executive officers which are extraordinary in nature. No discretionary bonuses were paid to executive officers for 2005.
Compensation of the Chief Executive Officer
The compensation of Louis D. Paolino, Jr., the Chief Executive Officer, for 2005 was primarily made up of base salary and stock options. Mr. Paolino’s base salary was set at $400,000 in the employment agreement he entered into with the Company in August 2003. As discussed above, in 2004, the Committee reviewed comparative data provided by Amper, Politziner and Mattia, P.C. and determined that Mr., Paolino’s base salary was near the median of the peer companies surveyed. Mr. Paolino’s salary was not adjusted in 2004 or 2005. In addition, Mr. Paolino received 15,000 stock options in 2005 for his service on the Board of Directors. The Compensation Committee authorized Mr. Paolino to receive 150,000 stock options at an exercise price of $2.40 on March 1, 2006 for his role in the Company’s performance in 2005, including overseeing progress in the Company’s efforts to sell its car and truck washes and the continuing growth of its Security Segment. The options were issued on March 23, 2006.
The Compensation Committee of the Board of Directors
Burton Segal
Mark Alsentzer
Constantine N. Papadakis, Ph.D.

Stock Performance Graph
The following line graph and table compare, for the five most recently concluded fiscal years, the yearly percentage change in the cumulative total stockholder return, assuming reinvestment of dividends, on the Company’s common stock with the cumulative total return of companies on the Nasdaq Stock Market and an index comprised of certain companies in similar service industries (the “Selected Peer Group Index”).(1)
COMPARE 5-YEAR CUMULATIVE TOTAL RETURN
AMONG MACE SECURITY INTERNATIONAL, INC.,
NASDAQ MARKET INDEX AND PEER GROUP INDEX
ASSUMES $100 INVESTED ON JAN. 1, 2001
ASSUMES DIVIDEND REINVESTED
FISCAL YEAR ENDING DECEMBER 31, 2005
(1)	The Selected Peer Group Index for the current year is comprised of securities of IPIX Corporation, Lo Jack Corp., Napco Security Systems Inc., Rockford Corporation, Taser International Inc., and Vicon Industries Inc. The peer group index used in last year’s proxy statement was comprised of LoJack Corp. and Precision Auto Care, Inc. The current peer group includes additional security products companies to more appropriately reflect Mace’s transition to, and growth in sales of security products. There can be no assurance that the Company’s stock performance will continue into the future with the same or similar trends depicted by the graph above. The Company neither makes nor endorses any predictions as to future stock performance.

COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURN AMONG MACE SECURITY INTERNATIONAL, INC., THE NASDAQ MARKET INDEX, AND SELECTED PEER GROUP

	December 31,
	2000	2001	2002	2003	2004	2005
Mace Security International, Inc.	100.0	94.92	115.34	115.34	264.90	136.31
Selected Peer Group	100.0	86.50	71.42	126.88	317.72	253.96
Nasdaq Market Index	100.0	79.71	55.60	83.60	90.63	92.62
Former Peer Group	100.0	72.40	66.03	108.46	163.23	315.82
The Performance Graph set forth above shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended (the “Securities Act”) or the Securities Exchange Act of 1934, as amended (the“Exchange Act”) by virtue of any general statement in such filing incorporating this Form 10-K by reference, except to the extent that the Company specifically incorporates the information contained in this section by reference, and shall not otherwise be deemed filed under either the Securities Act or the Exchange Act.
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
About Prior Audits
The rules and regulations of the Securities and Exchange Commission require Mace to make the following disclosures to you:
The reports of Grant Thornton LLP on Mace’s consolidated financial statements for the fiscal years ended December 31,2005, 2004, 2003, 2002, 2001 and 2000, did not contain any adverse opinion or disclaimer of opinion, or modification or qualification as to uncertainty, audit scope or accounting principles. In connection with its audits for each of the last three fiscal years, there have been no disagreements between Mace and Grant Thornton LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Grant Thornton LLP, would have caused them to refer to any such disagreements in their report on Mace’s consolidated financial statements for such years.
Our Audit Committee has not yet selected an accountant for the fiscal year ending December 31, 2006. It is re-evaluating the Company’s needs and, accordingly, intends to evaluate available candidates.
Audit Fees and Related Matters
Audit Fees. The Company was billed $485,083, by Grant Thornton LLP for the audit of Mace’s annual financial statements for the fiscal year ended December 31, 2005, and for the review of the financial statements included in Mace’s Quarterly Reports on Forms 10-Q filed during 2005. The Company was billed $184,201 by Grant Thornton LLP for the audit of Mace’s annual financial statements for the fiscal year ended December 31, 2004, and for the review of the financial statements included in Mace’s Quarterly Reports on Forms 10-Q filed during 2004.
Audit Related Fees. The Company did not incur any audit related fees during 2005 or 2004.
Tax Fees. The Company was billed $69,462 and $17,684 for tax compliance services rendered by Grant Thornton LLP during 2005 and 2004, respectively.
All Other Fees. The Company did not incur any other fees during 2005 or 2004.
Other Matters. The Audit Committee of the Board of Directors has considered whether the provision of financial information systems design and implementation services and other non-audit services is compatible with maintaining the independence of Mace’s independent auditors, Grant Thornton LLP. The Audit Committee pre-approves all auditing services and permitted non-audit services (including the fees and terms thereof) to be performed for the Company by its independent auditors. All auditing services and permitted non-audit services in 2004 and 2005 were pre-approved. The Audit Committee may delegate authority to the chairman, or in his or her absence, a member designated by the chairmen to grant pre-approvals of audit and permitted non-audit services, provided that decisions of such person or subcommittee to grant pre-approvals shall be presented to the full Audit Committee at its next scheduled meeting.
Presence of Independent Registered Public Accountants
Representatives of Grant Thornton LLP will be at the Annual Meeting, will have the opportunity to make a statement at the Annual Meeting if they desire to do so, and will be available to respond to appropriate questions.
Audit Committee Report
The Audit Committee of Mace’s Board of Directors is composed of three independent directors, as defined by NASDAQ rules, and operates under a written charter adopted by the Board of Directors. The Audit Committee Charter is posted on the Corporation’s website at www.mace.com.
Mace’s management is responsible for the Company’s internal controls and the financial reporting process. Grant Thornton LLP, Mace’s independent registered public accounting firm, is responsible for performing an independent audit of Mace’s consolidated financial statements in accordance with auditing standards generally accepted in the United States and to issue a report thereon. The Audit Committee’s responsibility is to monitor and oversee these processes and review all related party transactions. In this context, the Audit Committee has met and held discussions with management and Grant Thornton LLP. Management has represented to the Audit Committee that Mace’s consolidated financial statements were prepared in accordance with accounting principles generally accepted in the United States, and the Audit Committee has reviewed and discussed the consolidated financial statements with management and Grant Thornton LLP. The Audit Committee discussed with Grant Thornton LLP matters required to be discussed by Statement on Auditing Standards No. 61 (Communication With Audit Committees). Grant Thornton LLP also provided to the Audit Committee the written disclosures required by Independence Standards Board Standard No. 1 (Independence Discussions With Audit Committee), and the Audit Committee discussed with Grant Thornton LLP that firm’s independence. Based on the Audit Committee’s discussion with management and Grant Thornton LLP, and the Audit Committee’s review of management’s representation and Grant Thornton LLP’s report to the Audit Committee, the Audit Committee recommended that the Board of Directors include the Company’s audited consolidated financial statements in Mace’s Annual Report on Form 10-K for the fiscal year ended December 31, 2005
The Audit Committee of the Board of Directors
Burton Segal, Chairman
Mark S. Alsentzer
Constantine N. Papadakis, Ph.D.

THE PRINCIPAL STOCKHOLDERS OF MACE
Beneficial Ownership
The following beneficial ownership table sets forth information as of September 30, 2006 regarding beneficial ownership of shares of Mace common stock by the following persons:
•	each person who is known to Mace to own beneficially more than 5% of the outstanding shares of Mace common stock, based upon Mace’s records or the records of the United States Securities and Exchange Commission;

•	each director of Mace;

•	each Named Executive Officer; and

•	all directors and executive officers of Mace as a group.
Unless otherwise indicated, to Mace’s knowledge, all persons listed on the beneficial ownership table below have sole voting and investment power with respect to their shares of Mace common stock. Shares of Mace common stock subject to options or warrants exercisable within 60 days of September 30, 2006, are deemed outstanding for the purpose of computing the percentage ownership of the person holding such options or warrants, but are not deemed outstanding for computing the percentage ownership of any other person.

	Amount and
	Nature of
Name and Address of	Beneficial		Percentage of
Beneficial Owner	Ownership		Common Stock Owned (1)
Louis D. Paolino, Jr.	2,380,640	(2)	14.2%

Lawndale Capital Management, LLC 591 Redwood Highway, Suite 2345 Mill Valley, CA 94941	1,024,412	(3)	6.7

Ancora Capital, Inc. One Chagrin Highlands 2000 Auburn Drive, Suite 300 Cleveland, Ohio 44122	871,400	(4)	5.7

Mark S. Alsentzer	592,500	(5)	3.9

Matthew J. Paolino	298,354	(6)	1.9

Robert M. Kramer	559,539	(7)	3.6

Gregory M. Krzemien	395,250	(8)	2.5

Ronald R. Pirollo	213,334	(9)	1.4

Constantine N. Papadakis, Ph.D.	87,500	(10)	*

Burton Segal	40,000	(11)	*

All current directors and executive officers as a group (8 persons)	4,567,117	(12)	25.2%

* (1)	Less than 1% of the outstanding shares of Mace common stock. Percentage calculation is based on 15,275,382 shares outstanding on September 30, 2006.

(2)	Includes options to purchase 1,489,682 shares.

(3)	According to their Schedule 13D filed with the Securities and Exchange Commission on July 27, 2006, consists of 1,024,412 shares to which Lawndale Capital Management, LLC (“Lawndale”) has shared voting and dispositive power. The Schedule 13D was filed jointly by Lawndale, Andrew Shapiro and Diamond A. Partners, L.P. (“Diamond”). Lawndale is the investment advisor to and the general partner of Diamond, which is an investment limited partnership. Mr. Shapiro is the sole manager of Lawndale. Mr. Shapiro is also deemed to have shared voting and dispositive power with respect to the shares reported as beneficially owned by Lawndale. Diamond has shared voting and dispositive power with respect to 895,230 shares of the Company.

(4)	Represents shares held by participants in the Ancora Group, which includes Ancora Capital; Ancora Securities Inc, the main subsidiary of Ancora Capital; Ancora Advisors LLC; Ancora Trust, the master trust for the Ancora Mutual Funds; Ancora Foundation, a private foundation; Merlin Partners, an investment limited partnership; various owners and employees of the aforementioned entities. The Ancora Group has sole voting and investment power with respect to 836,400 shares and shared investment power with respect to 35,000 shares. Ancora Securities Inc is registered as a broker/dealer with the Securities and Exchange Commission (the “SEC”) and the National Association of Securities Dealers. Ancora Advisors LLC is registered as an investment advisor with the SEC under the Investment Advisors Act, as amended. The Ancora Trust, which includes Ancora Income Fund, Ancora Equity Fund, Ancora Special Opportunity Fund, Ancora Homeland Security Fund and Ancora Bancshares, are registered with the SEC as investment companies under the Investment Company Act, as amended. Mr. Richard Barone is the controlling shareholder of Ancora Capital, controls 31% of Ancora Advisors, owns approximately 15% of Merlin Partners, and is Chairman of and has an ownership interest in the various Ancora Funds.Ancora Advisors LLC has the power to dispose of the shares owned by the investment clients for which it acts as advisor, including Merlin Partners, for which it is also the General Partner, and the Ancora Mutual Funds. Ancora Advisors LLC disclaims beneficial ownership of such shares, except to the extent of its pecuniary interest therein. Ancora Securities Inc acts as the agent for its various clients and has neither the power to vote nor the power to dispose of the shares. Ancora Securities Inc disclaims beneficial ownership of such shares. All entities named herein (Ancora Group) each disclaim membership in a Group as such term is defined in Section 13(d)(3) of the Exchange Act and the Rules and Regulations promulgated thereunder.

(5)	Includes options to purchase 92,500 shares. Also includes 200,000 shares that have been delivered by Mr. Alsentzer in street name to Argyll Equities, LLC (“Argyll”), as collateral for a $600,000 loan obtained by Mr. Alsentzer on April 27, 2004 (“Pledged Shares”). Mr. Alsentzer had advised the Company that he retained the right to vote the Pledged Shares. By letter dated May 4, 2005, Mr. Alsentzer requested that Argyll confirm in writing that the Pledged Shares were in Argyll’s possession and were being held as collateral, under the terms of Mr. Alsentzer’s agreement with Argyll. To date Mr. Alsentzer has not received the requested confirmation or any notice of default from Argyll. Based on the information the Company has received, the Company is not able to determine whether Mr. Alsentzer retains beneficial ownership over the Pledged Shares. .

(6)	Includes options to purchase 96,500 shares.

(7)	Includes options to purchase 480,000 shares.

(8)	Includes options to purchase 370,000 shares.

(9)	Includes options to purchase 208,337 shares.

(10)	Represents options to purchase 87,500 shares.

(11)	Represents options to purchase 40,000 shares.

(12)	See Notes 2 and 5 through 11 above.

ADDITIONAL INFORMATION
Certain Relationships and Related Party Transactions
From November 2001 through July 2002, the Company prepaid LP Learjets, LLC $5,109 per month for the right to use a Learjet 31A for 100 hours per year. LP Learjets, LLC is a company owned by Louis D. Paolino, Jr., the Company’s Chairman, Chief Executive Officer and President. When the Learjet 31A is used, the prepaid amount is reduced by the hourly usage charge as approved by the Audit Committee, and the Company pays to third parties unaffiliated with Louis D. Paolino, Jr., the direct costs of the Learjet’s per-hour use, which include fuel, pilot fees, engine insurance and landing fees. The balance of unused prepaid flight fees totaled $31,659 at both December 31, 2005 and September 30, 2006.
During the Company’s fiscal year ended December 31, 2005 and the first nine months ending September 30, 2006, Louis D. Paolino, Jr. purchased approximately $44,500 and $40,800, respectively of the Company’s products at a discount from the prices charged to distributors. The total of the discount given to Mr. Paolino in the Company’s fiscal year ended December 31, 2005 and the first nine months ending September 30, 2006 was approximately $18,200 and $5,200, respectively.
The Company’s Security Segment leases manufacturing and office space under a five-year lease with Vermont Mill, Inc. (“Vermont Mill”), which provided for monthly lease payments of $9,167 through November 2004. Vermont Mill is controlled by Jon E. Goodrich, a former director and current employee of the Company. The Company has exercised an option to continue the lease through November 2009 at a rate of $10,576 per month. The Company believes that the lease rate is lower than lease rates charged for similar properties in the Bennington, Vermont area. On July 22, 2002, the lease was amended to provide Mace the option and right to cancel the lease with proper notice and a payment equal to six months of the then current rent for the leased space occupied by Mace. Rent expense under this lease was $126,900 for the fiscal year ended December 31, 2005 and $95,200 for the nine months ending September 30, 2006.
During the Company’s fiscal year ended December 31, 2005 and the first nine months ending September 30, 2006, the Company’s Security Segment sold approximately $36,000 and $300, respectively of electronic security equipment to a company of which Louis Paolino, III, the son of the Company’s CEO, Louis D. Paolino, Jr., is a partial owner. The pricing extended to this company is no more favorable than the pricing given to third party customers who purchase in similar volume. At September 30, 2006, outstanding invoices totaling $8,800 were owed from this company to Mace.
On September 29, 2005, Louis Paolino III, the son of the Company’s Chief Executive Officer, Louis Paolino, Jr., purchased from the Company a warehouse bay in Hollywood, Florida that is no longer used in the Company’s operations for $306,000 in cash. The Company’s Audit Committee authorized the Company on February 14, 2005 to proceed with a sale of the warehouse property to Louis Paolino III for $306,000. The Company paid $256,688 for the property in 2003. The warehouse property was appraised by a third party independent appraiser on January 18, 2005 at an estimated market value of $306,000.
Deadline For Stockholder Proposals
July 5, 2007, is the deadline for stockholders to submit proposals pursuant to Rule 14a-8 of the Exchange Act for inclusion in Mace’s Proxy Statement for Mace’s 2007 Annual Meeting of Stockholders, if any stockholder proposal is submitted after September 18, 2007, the Proxy holders will be allowed to use their discretionary voting authority when the proposal is raised at the 2006 Annual Meeting without any discussion of the matter in the Proxy Statement for that meeting.

Mace’s Annual Report
A copy of Mace’s 2005 Annual Report to Stockholders (including its Annual Report on Form 10-K, with financial statements and schedules, but excluding exhibits) accompanies this Proxy Statement, but it is not to be regarded as proxy solicitation material. Upon request and with the payment of a reasonable fee, Mace will furnish to record and beneficial holders of its common stock copies of exhibits to the Form 10-K. Direct all requests for copies of the above materials to Gregory M. Krzemien, Chief Financial Officer, at the offices of Mace set forth on page 1 of this proxy statement.

By Order of the Board of Directors,

/s/ Robert M. Kramer

Robert M. Kramer Secretary
Mt. Laurel, New Jersey
October 31, 2006

ANNUAL MEETING OF STOCKHOLDERS OF
MACE SECURITY INTERNATIONAL, INC.
December 8, 2006
Please date, sign and mail
your proxy card in the
envelope provided as soon
as possible.
ê Please detach along perforated line and mail in the envelope provided. ê

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF DIRECTORS. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE	☒

1.	Election of Directors:				In their discretion, the Proxies are authorized, to the extent permitted by the rules of the Securities and Exchange Commission, to vote upon such other business as may properly come before the meeting and any adjournment or postponement thereof.
☐		NOMINEES:
	FOR ALL NOMINEES	¡	Louis D. Paolino, Jr.
		¡	Mark S. Alsentzer		PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.
☐	WITHHOLD AUTHORITY	¡	Constantine N. Papadakis, Ph.D
	FOR ALL NOMINEES	¡	Matthew J. Paolino
		¡	Burton Segal

☐	FOR ALL EXCEPT (See instructions below)

INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: ●

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.

☐

Signature of Stockholder	Date:	Signature of Stockholder	Date:

Note:
Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

☐ ■
MACE SECURITY INTERNATIONAL, INC.
1000 CRAWFORD PLACE, SUITE 400
MT. LAUREL, NEW JERSEY 08054
PROXY —— Annual Meeting of Stockholders —— December 8, 2006
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
     The undersigned hereby appoints Gregory M. Krzemien and Robert M. Kramer severally as proxies, each with the power to appoint his substitute, and hereby authorizes either or both of them to represent and to vote, as designated on the reverse side hereof, all the shares of common stock of Mace Security International, Inc. (“Mace”) held of record by the undersigned on October 27, 2006, at the Annual Meeting of Stockholders to be held on December 8, 2006, and at any adjournment or postponement thereof.
THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ALL NOMINEES LISTED FOR ELECTION OF DIRECTORS UNDER THE PROPOSAL; AND IN ACCORDANCE WITH THE PROXIES’ JUDGEMENT UPON OTHER MATTERS PROPERLY COMING BEFORE THE MEETING AND ANY ADJOURNMENT OR POSTPONEMENT THEREOF.
(Continued and to be signed on the reverse side)

■	14475 ■